UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2100 McKinney Avenue

Suite 1250
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

(214) 242-1955
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2012, Summit Midstream Partners, LP (the “Partnership”) completed its initial public offering (the “Offering”) of 14,375,000 common units representing limited partner interests in the Partnership (“Common Units”), which included 1,875,000 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-183466), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on August 21, 2012, including a prospectus (the “Prospectus”) filed with the Commission on September 28, 2012 pursuant to rule 424(b)(4).

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Rights Agreement

The description of the Investor Rights Agreement provided below under Item 5.01 (and as defined therein) is incorporated into this Item 1.01 by reference. A copy of the Investor Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

As more fully described in the section entitled “Certain Relationships and Related Party Transactions” of the Prospectus, which section is incorporated herein by reference, Summit Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), is controlled by Summit Midstream Partners, LLC (“Summit Investments”), which is ultimately controlled by Energy Capital Partners II, LP and its parallel and co-investment funds (collectively, “Energy Capital Partners”) and GE Energy Financial Services, Inc. and its subsidiaries and affiliates (collectively, “GE Energy Financial Services”).  As of October 3, 2012, Energy Capital Partners owns 88.75% of the Class A membership interests of Summit Investments and GE Energy Financial Services owns 11.25% of the Class A membership interests.  As a result, these entities control the General Partner. As of October 3, 2012, Energy Capital Partners and GE Energy Financial Services own an aggregate of 10,029,850 Common Units and 24,409,850 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), representing a combined 69.1% limited partner interest in the Partnership. The General Partner also owns a 2.0% general partner interest in the Partnership, represented by 996,320 general partner units.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On October 3, 2012, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to a contribution, conveyance and assumption agreement (the “Contribution Agreement”) by and among the General Partner, the Partnership, Summit Midstream Holdings, LLC (“Summit Holdings”) and Summit Investments:

•                                          Summit Investments formed the General Partner under the terms of the Delaware Limited Liability Company Act and contributed $1,000 for all of the membership interests in the General Partner;

•                                          the General Partner and Summit Investments formed the Partnership under the terms of the Delaware Revised Uniform Limited Partnership Act and contributed $20 and $980, respectively, in exchange for a 2.0% general partner interest and a 98.0% limited partner interest, respectively, in the Partnership;

•                                          Summit Investments conveyed 2.0% of its membership interest in Summit Holdings to the General Partner as a capital contribution with a value equal to 2.0% of the equity value of the Partnership (the “GP Contribution Interest”);

•                                          the General Partner conveyed the GP Contribution Interest to the Partnership in exchange for (i) 996,320 general partner units in the Partnership representing a continuation of its 2.0% general partner interest in the Partnership and (ii) the Incentive Distribution Rights (as defined in the Partnership Agreement as defined below under Item 5.03) in the Partnership;

•                                          Summit Investments conveyed its remaining interest in Summit Holdings to the Partnership in exchange for (i) 11,904,850 Common Units representing a 23.9% limited partner interest in the Partnership, (ii) 24,409,850 Subordinated Units representing a 49.0% limited partner interest in the Partnership and (iii) the right to receive $88.0 million in cash as reimbursement for certain capital expenditures made with respect to the contributed assets;

•                                          the public, through the underwriters, contributed $250,000,000 in cash (or $234,250,000, net of the underwriters’ discount of $15,125,000 and a structuring fee of $625,000 payable to Barclays Capital Inc.) to the Partnership in exchange for the issuance of 12,500,000 Common Units;

•                                          the Partnership redeemed the initial limited partner interests of Summit Investments and refunded Summit Investments’ initial contribution of $980, as well as any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to Summit Investments, in proportion to such initial contribution; and

•                                          the agreement of limited partnership of the Partnership and the limited liability company agreement of the General Partner were amended and restated to the extent necessary to reflect the applicable matters set forth above and contained in the Contribution Agreement.

Pursuant to the Contribution Agreement, upon any exercise of the Over-Allotment Option (as defined in the Contribution Agreement), the Partnership will use the net proceeds from that exercise to redeem from Summit Investments the number of Common Units issued upon such exercise. As described above, the underwriters exercised their option in full with respect to 1,875,000 Common Units.

As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances of equity securities by the Partnership on October 3, 2012, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. Certain of the foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.01 Changes in Control of Registrant.

Investor Rights Agreement

On October 3, 2012, EFS-S LLC, a Delaware limited liability company and an affiliate of GE Energy Financial Services (“Investor”), the General Partner and Summit Investments entered into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which Investor was granted the contractual right, but not the obligation, to designate one director or one non-voting observer to the board of directors of the General Partner (the “Board”) for as long as Investor holds at least a 10% limited liability company interest in Summit Investments, subject to reduction by the amount of any limited liability company interests of Summit Investments sold by Investor pursuant to a drag along sale (the “Investor Threshold Amount”). If (i) Investor no longer holds the Investor Threshold Amount or (ii) Summit Investments (x) no longer owns 50% or more of the General Partner’s outstanding limited liability company interests and (y) does not have a right to appoint a director or a non-voting observer to the Board, then the Investor Rights Agreement will terminate. As of October 3, 2012, Investor has indicated that it does not expect to exercise its right to appoint a director or non-voting observer to the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated in this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Long-Term Incentive Plan

In connection with the Offering, the Board adopted the Summit Midstream Partners, LP 2012 Long-Term Incentive Plan (the “LTIP”) for officers, employees, consultants and directors of the Partnership, the General Partner and the Partnership’s subsidiaries. The Partnership reserved 5,000,000 Common Units for issuance pursuant to and in accordance with the LTIP.

The LTIP provides for the grant, from time to time at the discretion of the Board, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. Common units cancelled or forfeited will be available for delivery pursuant to other awards. The LTIP will be administered by the Board or a designated committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Form of Director Unit Award Agreement

In connection with the adoption of the LTIP, the Board adopted a Form of Director Unit Award Agreement (the “Director Unit Award Agreement”) allowing for the award of Common Units to members of the Board pursuant to the LTIP. The Common Units that may be issued pursuant to the Director Unit Award Agreement will vest on the date of issuance.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Director Unit Award Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Summit Midstream Partners, LP

On October 3, 2012, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership and entered into its First Amended and Restated Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the sections entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement,” all of which are incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of Summit Midstream GP, LLC

On October 3, 2012, in connection with the closing of the Offering, the General Partner amended and restated its limited liability company agreement (as amended and restated, the “LLC Agreement”). The amendments to the LLC Agreement included provisions regarding, among other things, the issuance of additional classes of membership interests, the rights of the members of the General Partner, distributions and allocations and management by the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Summit Midstream Partners, LP, dated as of October 3, 2012.

3.2	Amended and Restated Limited Liability Company Agreement of Summit Midstream GP, LLC, dated as of October 3, 2012.

4.1	Investor Rights Agreement, dated as of October 3, 2012, by and among EFS-S, LLC, Summit Midstream GP, LLC and Summit Midstream Partners, LLC.

10.1

Contribution, Conveyance and Assumption Agreement, dated as of October 3, 2012, by and among Summit Midstream GP, LLC, Summit Midstream Partners, LP, Summit Midstream Holdings, LLC and Summit Midstream Partners, LLC.

10.2	Summit Midstream Partners, LP 2012 Long-Term Incentive Plan.

10.3	Form of Director Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP

	By:	Summit Midstream GP, LLC,
its general partner

Dated: October 4, 2012	By:	/s/ Brock M. Degeyter
		Name:	Brock M. Degeyter
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amended and Restated Agreement of Limited Partnership of Summit Midstream Partners, LP, dated as of October 3, 2012.

3.2	Amended and Restated Limited Liability Company Agreement of Summit Midstream GP, LLC, dated as of October 3, 2012.

4.1	Investor Rights Agreement, dated as of October 3, 2012, by and among EFS-S, LLC, Summit Midstream GP, LLC and Summit Midstream Partners, LLC.

10.1

Contribution, Conveyance and Assumption Agreement, dated as of October 3, 2012, by and among Summit Midstream GP, LLC, Summit Midstream Partners, LP, Summit Midstream Holdings, LLC and Summit Midstream Partners, LLC.

10.2	Summit Midstream Partners, LP 2012 Long-Term Incentive Plan.

10.3	Form of Director Unit Award Agreement.